UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

AG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger of AG Twin Brook Capital Income Fund and AGTB Private BDC

On January 1, 2023, AG Twin Brook Capital Income Fund, a Delaware statutory trust (“TCAP”), completed its merger (the “Merger”) with AGTB Private BDC, a Delaware statutory trust (“Private BDC”), with TCAP continuing as the surviving company. The Merger was completed pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 30, 2022, by and between TCAP and Private BDC. Prior to the Merger closing, Private BDC was an affiliated, privately-offered business development company (“BDC”) managed by AGTB Fund Manager, LLC, an affiliate of Angelo, Gordon & Co., L.P. TCAP is a public, non-exchange traded BDC, with the same investment manager and investment objective as Private BDC.

The Boards of Trustees of both TCAP and Private BDC (each, a “Board”), in each case, including the majority of the trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), approved the Merger Agreement and the transactions contemplated thereby, consistent with the requirements under Rule 17a-8 of the 1940 Act. As a result, and as previously disclosed in TCAP’s registration statement on Form N-2, the Merger did not require shareholder approval by the shareholders of either TCAP or Private BDC for the Merger to be effected. The Merger Agreement contains customary representations and warranties by each of TCAP and Private BDC. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of TCAP’s and Private BDC’s businesses during the period prior to the closing of the Merger. Pursuant to the Merger Agreement, TCAP and Private BDC intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and each received an opinion to that effect from Simpson, Thacher & Bartlett LLP in connection with the closing.

Pursuant to the Merger Agreement, TCAP and Private BDC caused the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware on December 30, 2022. The Merger became effective on January 1, 2023 (the “Effective Time”), as agreed to by the parties and specified in the Certificate of Merger.

At the Effective Time, common shares of beneficial interest, par value $0.001 per share, of Private BDC outstanding immediately prior to the Effective Time were converted into a number of Class I common shares of beneficial interest, par value $0.001 per share, of TCAP (the “TCAP Common Shares”) equal to a ratio of one to one. As a result, TCAP issued an aggregate of approximately 20,943,030 TCAP Common Shares to former Private BDC shareholders. The TCAP Common Shares issued and outstanding immediately prior to the Effective Time remained outstanding upon the Effective Time and were unaffected by the Merger. As a result, immediately following the Merger, TCAP had approximately 20,945,030 Class I Common Shares outstanding, and no Class S or D Common Shares outstanding.

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Assumption of Credit Facilities Obligations

In connection with the Merger, the two existing credit facilities of Private BDC were indirectly assumed by TCAP, as each of Private BDC’s subsidiaries became subsidiaries of TCAP in the Merger as of the Effective Time. These assumed credit facilities are described below.

MSPV Credit Facility

On June 17, 2022, Twin Brook Capital Funding XXXIII MSPV, LLC, as borrower (the “Borrower”), an indirect, wholly-owned subsidiary of Private BDC, entered into a loan and servicing agreement (as amended, supplemented or otherwise modified from time to time, the “MSPV Credit Facility”) with Twin Brook Capital Funding XXXIII, LLC, as the transferor (the “Transferor”), AGTB Fund Manager, LLC, as the servicer, Morgan Stanley Asset Funding, Inc., as administrative agent, the lenders from time to time party thereto and The Bank of New York Mellon Trust Company, National Association, as the collateral agent, account bank and collateral custodian. From time to time, the Transferor expects to sell and/or contribute certain investments to the Borrower. Proceeds from the MSPV Credit Facility will be used to finance the origination and acquisition of loans by the Borrower, including the purchase of such assets from the Transferor. Pursuant to the MSPV Credit Facility, and as a result of the Merger, TCAP retains a residual interest in assets contributed to or acquired by the Borrower through its ownership of the Borrower.

The MSPV Credit Facility created a revolving loan facility with an initial maximum principal amount of $300,000,000, subject to availability under a borrowing base which consists primarily of commercial loans acquired by the Borrower from the Transferor. The Borrower may, subject to the applicable prepayment premium, prepay the loans and/or terminate or reduce the revolving commitments under the MSPV Credit Facility at any time without penalty. The obligation of the lenders to make revolving commitments under the MSPV Credit Facility will terminate on June 17, 2025 (the “Reinvestment Period”) with a scheduled final maturity date of June 17, 2027. The revolving loans will be subject to an interest rate, during the Reinvestment Period, of term SOFR plus 2.35% per annum and thereafter, term SOFR plus 2.85% per annum.

On October 28, 2022, the Borrower entered into Amendment No. 1 to the MSPV Credit Facility to increase the borrowing capacity of the MSPV Credit Facility by $200,000,000 to an aggregate principal amount of $500,000,000, subject to availability under a borrowing base which consists primarily of commercial loans acquired by the Borrower from the Transferor. With this amendment, the revolving loans will be subject to an interest rate, during the Reinvestment Period, of Term SOFR plus 2.50% per annum and thereafter, Term SOFR plus 3.00% per annum. The other material terms of the MSPV Credit Facility were unchanged.

The MSPV Credit Facility is secured by all of the assets of the Borrower. Borrowings under the MSPV Credit Facility are considered TCAP’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the MSPV Credit Facility, a copy of which was filed by Private BDC as Exhibit 10.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 24, 2022, and the terms of which are incorporated herein by reference, and to Amendment No. 1 to the MSPV Credit Facility, a copy of which was filed by Private BDC as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on November 1, 2022, and the terms of which are incorporated herein by reference.

ASPV Credit Facility

On December 13, 2022, Twin Brook Capital Funding XXXIII ASPV, LLC, as borrower (the “ASPV Borrower”), an indirect, wholly-owned subsidiary of Private BDC, entered into a new Loan, Security and Collateral Management Agreement (as amended, supplemented or otherwise modified from time to time, the “ASPV Credit Facility”), with the Transferor, as the transferor, AGTB Fund Manager, LLC, as the collateral manager, Ally Bank, as administrative agent and arranger, Computershare Trust Company, National Association, as the collateral custodian, and the lenders from time to time party thereto. From time to time, the Transferor expects to sell and/or contribute certain investments to the ASPV Borrower. Proceeds from the ASPV Credit Facility will be used to finance the origination and acquisition of loans by the ASPV Borrower, including the purchase of such assets from the Transferor. Pursuant to the ASPV Credit Facility, and as a result of the Merger, TCAP retains a residual interest in assets contributed to or acquired by the ASPV Borrower through its ownership of the ASPV Borrower.

The ASPV Credit Facility created a revolving loan facility with an initial maximum principal amount of $300,000,000, subject to availability under a borrowing base which consists primarily of commercial loans acquired by the ASPV Borrower from the Transferor. The ASPV Borrower may, subject to the applicable prepayment premium, prepay the loans and/or terminate or reduce the revolving commitments under the ASPV Credit Facility at any time without penalty. The obligation of the lenders to make revolving commitments under the ASPV Credit Facility will terminate on December 12, 2025 with a scheduled final maturity date of December 12, 2027. The revolving loans will be subject to an interest rate of daily simple SOFR plus 2.875% per annum.

The ASPV Credit Facility is secured by all of the assets of the ASPV Borrower and a pledge of equity interests in the ASPV Borrower. Borrowings under the ASPV Credit Facility are considered TCAP’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Under the ASPV Credit Facility, the ASPV Borrower has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and customary requirements for similar credit facilities. The ASPV Credit Facility also contains events of default customary for transactions of this nature.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the ASPV Credit Facility, a copy of which was filed by Private BDC as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on December 19, 2022, and the terms of which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information in this Current Report on Form 8-K set forth under Item 1.01 regarding the Merger of TCAP and Private BDC is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in this Current Report on Form 8-K set forth under Item 1.01 regarding the Assumption of Credit Facilities Obligations is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended Declaration of Trust

Immediately following the Merger on January 1, 2023, the Board of TCAP, as the combined surviving entity, adopted the Second Amended and Restated Agreement and Declaration of Trust (the “Second Amended and Restated Declaration of Trust”). As amended, the Second Amended and Restated Declaration of Trust, provides that future mergers or other reorganizations of TCAP shall require the affirmative vote by the holders of more than 50% of the outstanding common shares of beneficial interest of TCAP entitled to vote on the matter. The other material terms of the Second Amended and Restated Declaration of Trust were unchanged.

The foregoing description of the Second Amended and Restated Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Declaration of Trust, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended Bylaws

On December 30, 2022, the Board of TCAP, as the combined surviving entity, adopted the Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective January 1, 2023. As amended, the Amended and Restated Bylaws clarifies the applicability of the Omnibus Guidelines Statement of Policy adopted by the North American Securities Administrators Association on March 29, 1992, and as amended on May 7, 2007 and from time to time, to certain rights of trustees, officers, employees and agents. The other material terms of the Amended and Restated Bylaws were unchanged.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Immediately following the Merger, TCAP had approximately $530 million in equity and more than $800 million in total assets, with over $1 billion in total investments commitments.

A press release announcing the Merger is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of business acquired.

The financial statements of Private BDC and supplemental disclosure information required by Regulation S-X Rule 6-11 related to fund acquisitions are filed with this Current Report on Form 8-K. With respect to supplemental disclosure information, TCAP has (i) included a current fee and expense information table, showing solely the fee structure of the combined entity, because if the Merger had not been approved, TCAP would not have conducted an offering and would have been liquidated, (ii) determined that the Merger would not result in a material change in Private BDC’s investment portfolio due to investment restrictions, and (iii) determined that there are no material differences in accounting policies between TCAP and Private BDC.

The following unaudited and audited financial statements and the Private BDC’s fees and expense information are filed as Exhibits 99.2, 99.3, and 99.4, respectively, to this Current Report on Form 8-K and incorporated in their entirety herein by reference:

99.2, Unaudited Consolidated Financial Statements of AGTB Private BDC as of September 30, 2022 and for the period from January 27, 2022 (Inception) through September 30, 2022

Consolidated Statement of Assets and Liabilities as of September 30, 2022 (Unaudited)

Consolidated Statements of Operations for the Three Months Ended September 30, 2022 and for the period from January 27, 2022 (Inception) to September 30, 2022 (Unaudited)

Consolidated Statements of Changes in Net Assets for the Three Months Ended September 30, 2022 and for the period from January 27, 2022 (Inception) to September 30, 2022 (Unaudited)

Consolidated Statement of Cash Flows for the period from January 27, 2022 (Inception) to September 30, 2022 (Unaudited)
Consolidated Schedule of Investments as of September 30, 2022 (Unaudited)

Notes to the Consolidated Financial Statements (Unaudited)

99.3, Audited Financial Statements of AGTB Private BDC as of March 31, 2022 and for the period from January 27, 2022 (Inception) through March 31, 2022

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of March 31, 2022

Statement of Operations for the Period January 27, 2022 (Date of Inception) through March 31, 2022

Notes to Financial Statements

99.4, Fees and Expenses Information

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger among AG Twin Brook Capital Income Fund and AGTB Private BDC, dated as of December 30, 2022.
3.1	Second Amended and Restated Agreement and Declaration of Trust.
3.2	Amended and Restated Bylaws.
10.1
Loan and Servicing Agreement, dated as of June 17, 2022, by and among Twin Brook Capital Funding XXXIII MSPV, LLC, Twin Brook Capital Funding XXXIII, LLC, AGTB Fund Manager, LLC, the Lenders (as defined therein) party thereto, Morgan Stanley Asset Funding, Inc. and The Bank of New York Mellon Trust Company, National Association. (Incorporated by reference to Exhibit 10.1 to AGTB Private BDC’s Current Report on Form 8-K filed with the SEC on June 24, 2022).

10.2
Amendment No. 1 to Loan and Servicing Agreement, dated as of October 28, 2022, by and among Twin Brook Capital Funding XXXIII MSPV, LLC, Twin Brook Capital Funding XXXIII, LLC, AGTB Fund Manager, LLC, the Lenders (defined therein) party thereto, Morgan Stanley Asset Funding, Inc. and The Bank of New York Mellon Trust Company, National Association. (Incorporated by reference to Exhibit 10.1 to AGTB Private BDC’s Current Report on Form 8-K filed with the SEC on November 1, 2022).

10.3
Loan, Security and Collateral Management Agreement, dated as of December 13, 2022, by and among Twin Brook Capital Funding XXXIII ASPV, LLC, Twin Brook Capital Funding XXXIII, LLC, AGTB Fund Manager, LLC, the Lenders (defined therein) party thereto, Ally Bank and Computershare Trust Company, National Association. (Incorporated by reference to Exhibit 10.1 to AGTB Private BDC’s Current Report on Form 8-K filed with the SEC on December 19, 2022).

99.1	Press Release, dated as of January 5, 2023.
99.2	Unaudited Consolidated Financial Statements of AGTB Private BDC as of September 30, 2022 and for the period from January 27, 2022 (Inception) through September 30, 2022.
99.3	Audited Financial Statements of AGTB Private BDC as of March 31, 2022 and for the period from January 27, 2022 (Inception) through March 31, 2022.
99.4	Fees and Expense Information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook Capital Income Fund

Dated: January 5, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer